UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

600 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On June 14, 2011, Atlantic Tele-Network, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2011 (the “Proxy Statement”), is set forth below.

Proposal 1. Stockholders approved an amendment to the Company’s 2008 Equity Incentive Plan to increase the number of shares available for issuance under the plan. The voting results for the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
11,836,387	1,326,535	729,754	815,850

Proposal 2. Stockholders, by advisory vote, approved the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results for the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
12,714,326	305,182	873,168	815,850

Proposal 3. Stockholders, by advisory vote, determined to hold future advisory votes on the compensation of the Company’s named executive officers every three years. The voting results for the proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,333,226	142,091	7,553,633	863,726	815,850

In accordance with the Board of Directors’ recommendation and in light of the voting results above, the Company’s Board of Directors has determined that the Company will hold a triennial advisory vote on executive compensation until the next required advisory vote on the frequency of the vote on executive compensation, or until the Board of Directors determines it is in the best interest of the Company to hold such vote with different frequency.  An advisory vote on the frequency of future stockholder advisory votes on executive compensation is required to be held at least once every six years.

Proposal 4. Stockholder elected the persons whose names are set forth below as directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. The voting results for each nominee were as follows:

	Number of Shares Voted For	Number of Shares Withheld	Number of Broker Non- Votes
Martin L. Budd	13,680,313	202,445	815,850
Thomas V. Cunningham	13,685,592	197,166	815,850
Michael T. Flynn	13,681,492	201,266	815,850
Cornelius B. Prior, Jr.	12,534,396	1,348,362	815,850
Michael T. Prior	12,808,802	1,073,956	815,850
Charles J. Roesslein	13,681,792	200,966	815,850
Brian A. Schuchman	12,129,188	1,753,570	815,850

Proposal 5. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011. The voting results for the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,686,464	17,473	4,589	815,850

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: June 16, 2011